Stock Options (Tables)	6 Months Ended
Jun. 30, 2013
Stock Options [Abstract]
Schedule of Share-based Compensation Expense

Stock-based compensation expense was allocated as follows for the periods ended June 30 (in thousands):

	Three Months Ended		Six Months Ended
	2013	2012	2013	2012
Cost of sales	$632	$-	$1,266	$-
Research and development, net	846	-	1,746	-
Selling, general and administrative	3,881	632	7,838	1,113
Total stock-based compensation expenses	$5,359	$632	$10,850	$1,113